MERRILL LYNCH
                                                              ARIZONA
                                                              MUNICIPAL
                                                              BOND FUND

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              January 31, 2000

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond matu-rities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion-$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six months ended January 31, 2000, our strategy for the Fund focused on seeking to enhance state and Federal tax-exempt income through a fully invested position in quality Arizona municipal credits. The Fund experienced low turnover because of sparse primary issuance in Arizona and a relatively inactive illiquid secondary market. Because of the Fund's low duration, we were able to insulate the Fund from the price deterioration that occurred as interest rates rose.

Eventually, as the economic backdrop for fixed-income securities becomes more conducive to lower interest rates, we will look to position the Fund in a more aggressive position. At the present time, signs of an economic slowdown are not imminent, so the Fund will remain with an above-average coupon structure, enabling it to generate an attractive level of current income.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Arizona Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

March 6, 2000

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                      6 Month        12 Month      Since Inception  Standardized
As of January 31, 2000                             Total Return    Total Return     Total Return    30-Day Yield
================================================================================================================
ML Arizona Municipal Bond Fund Class A Shares         -3.11%          -4.58%          +60.14%           4.78%
----------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class B Shares         -3.36           -5.06           +53.66            4.47
----------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class C Shares         -3.31           -5.16           +27.16            4.36
----------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class D Shares         -3.16           -4.68           +30.56            4.68
================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 11/29/91 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/99                                 -3.15%            -7.02%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                           +5.93             +5.07
--------------------------------------------------------------------------------
Inception (11/29/91)
through 12/31/99                                    +6.07             +5.54
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                % Return            % Return
                                               Without CDSC        With CDSC**
================================================================================
Class B Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/99                                -3.64%             -7.31%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                          +5.40              +5.40
--------------------------------------------------------------------------------
Inception (11/29/91)
through 12/31/99                                   +5.53              +5.53
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return            % Return
                                               Without CDSC        With CDSC**
================================================================================
Class C Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/99                                -3.64%             -4.56%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                          +5.29              +5.29
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                   +4.86              +4.86
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/99                               -3.25%            -7.12%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                        ++5.83             +4.97
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                 ++5.39             +4.56
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                        Issue                                           Value
-------------------------------------------------------------------------------------------------------------------------
Arizona--91.6%
-------------------------------------------------------------------------------------------------------------------------
NR*       AAA        $2,040    Arizona Health Facilities Authority, Hospital System Revenue
                               Refunding Bonds (Saint Luke's Health Systems), 7.25% due 11/01/2003 (f)            $ 2,204
-------------------------------------------------------------------------------------------------------------------------
BBB+      Baa1        2,000    Arizona Health Facilities Authority Revenue Bonds (Catholic
                               Healthcare West), Series A, 6.625% due 7/01/2020                                     1,903
-------------------------------------------------------------------------------------------------------------------------
AA+       Aa1         2,000    Arizona State Wastewater Management Authority, Wastewater Treatment
                               Financial Assistance Revenue Bonds, 6.80% due 7/01/2002 (f)                          2,130
-------------------------------------------------------------------------------------------------------------------------
                               Arizona Student Loan Acquisition Authority, Student Loan Revenue
                               Refunding Bonds, AMT:
NR*       Aaa           500      Senior Series A-1, 5.90% due 5/01/2024                                               477
NR*       Aa          2,000      Senior Series B, 6.60% due 5/01/2010                                               2,086
-------------------------------------------------------------------------------------------------------------------------
                               Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada
                               Power Co. Project), AMT:
BBB       NR*         1,750      6.375% due 10/01/2036                                                              1,596
BBB       NR*         2,500      Series B, 5.80% due 11/01/2032                                                     2,078
-------------------------------------------------------------------------------------------------------------------------
A1        P1          1,750    Coconino County, Arizona, Pollution Control Corporation Revenue Bonds
                               (Arizona Public Service Co.-- Navajo Project), VRDN, AMT, Series A,
                               3.30% due 10/01/2029 (h)                                                             1,750
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,620    Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds,
                               6.50% due 7/01/2022 (c)                                                              3,702
-------------------------------------------------------------------------------------------------------------------------
                               Glendale, Arizona, Development Authority, Educational Facilities
                               Revenue Refunding Bonds (American Graduate School International) (b):
AAA       NR*         1,000      7.125% due 7/01/2005 (f)                                                           1,106
AAA       NR*           500      5.875% due 7/01/2015                                                                 500
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,500    Maricopa County, Arizona, Elementary School District No. 68 (Alhambra),
                               GO, Refunding, Series A, 6.75% due 7/01/2014 (a)                                     4,849
-------------------------------------------------------------------------------------------------------------------------
BBB       Baa1        1,000    Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun
                               Health Corporation), 6.125% due 4/01/2018                                              877
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro
                               Gardens--Mesa Ridge Project), Series A, 5.65% due 7/01/2019 (e)                        942
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arizona Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
DATES   Daily Adjustable Tax-Exempt Securities
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
LEVRRS  Leveraged Reverse Rate Securities
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes
YCN     Yield Curve Notes

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                        Issue                                           Value
-------------------------------------------------------------------------------------------------------------------------
Arizona (concluded)
-------------------------------------------------------------------------------------------------------------------------
                               Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding:
A1+       P1         $  200      (Arizona Public Service Company), VRDN, Series F, 3.65% due 5/01/2029 (h)         $  200
BBB-      Baa3        1,500      (Public Service Company), Series A, 5.75% due 11/01/2022                           1,283
BBB-      Baa3        1,500      (Public Service Company of New Mexico Project), Series A, 6.30% due 12/01/2026     1,374
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Maricopa County, Arizona, School District No. 11, Peoria University, GO
                               (Projects of 1996), Series D, 5.50% due 7/01/2014 (c)                                  979
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,125    Mesa, Arizona, Utility System Revenue Bonds, 6.125% due 7/01/2007 (c)(f)             1,200
-------------------------------------------------------------------------------------------------------------------------
NR*       NR*         2,000    Mohave County, Arizona, IDA, IDR (North Star Steel Company Project), AMT,
                               6.70% due 3/01/2020                                                                  2,019
-------------------------------------------------------------------------------------------------------------------------
                               Peoria, Arizona, Improvement District No. 8401, Special Assessment Bonds No. 8802:
BBB       NR*           430      7.20% due 1/01/2010                                                                  452
BBB       NR*           510      7.20% due 1/01/2013                                                                  535
-------------------------------------------------------------------------------------------------------------------------
                               Peoria, Arizona, Improvement District, Special Assessment Bonds No. 8801:
BBB       NR*           200      7.30% due 1/01/2009                                                                  211
BBB       NR*           395      7.30% due 1/01/2011                                                                  416
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities
                               Excise Tax Revenue Bonds, 6.90% due 7/01/2004 (e)(f)                                 2,188
-------------------------------------------------------------------------------------------------------------------------
                               Phoenix, Arizona, GO:
AA+       Aa1         2,000      4.50% due 7/01/2022                                                                1,567
AA+       Aa1           500      4.75% due 7/01/2023                                                                  407
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           750    Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners),
                               Series A, 5.625% due 4/01/2014 (e)                                                     730
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           950    Pima County, Arizona, Sewer Revenue Refunding Bonds, 6.75% due 7/01/2015 (e)           981
-------------------------------------------------------------------------------------------------------------------------
                               Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES (h):
A1+       P1            400      3.65% due 12/01/2009                                                                 400
A1+       P1            100      Series A, 3.65% due 12/01/2009                                                       100
-------------------------------------------------------------------------------------------------------------------------
BBB       NR*           750    Prescott Valley, Arizona, Improvement District, Special Assessment
                               Bonds (Sewer Collection System Roadway Repair), 7.90% due 1/01/2012                    800
-------------------------------------------------------------------------------------------------------------------------
AA        Aa2         1,000    Salt River Project, Arizona, Agriculture Improvement and Power District,
                               Electric System Revenue Refunding Bonds, Series C, 6% due 1/01/2016                  1,002
-------------------------------------------------------------------------------------------------------------------------
AA        Aa1         1,000    Scottsdale, Arizona, Water and Sewer Revenue Bonds (Project of 1989),
                               Series E, 4.50% due 7/01/2023                                                          779
-------------------------------------------------------------------------------------------------------------------------
BBB+      NR*         1,600    Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                     1,680
-------------------------------------------------------------------------------------------------------------------------
A+        A1          1,250    Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016 (f)              1,301
-------------------------------------------------------------------------------------------------------------------------
AA        A1          2,000    University of Arizona, University Revenue Refunding Bonds, Series A,
                               6.20% due 6/01/2016                                                                  2,084
-------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's      Face
Ratings  Ratings     Amount                                        Issue                                           Value
-------------------------------------------------------------------------------------------------------------------------
Puerto Rico--7.4%
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        $2,000    Puerto Rico Commonwealth, GO, Refunding, YCN, 7.982% due 7/01/2020 (d)(g)          $ 1,900
-------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,900    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                               LEVRRS, 5.9291% due 7/01/2002 (d)(f)(g)                                              2,057
-------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$52,791)--99.0%                                                                           52,845

Other Assets Less Liabilities--1.0%                                                                                   531
                                                                                                                  -------
Net Assets--100.0%                                                                                                $53,376
                                                                                                                  =======
-------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(h) The interest rate is subject to change periodically based upon pre-vailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
*     Not Rated.

See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000

Assets:            Investments, at value (identified cost--$52,790,998) .....................                       $ 52,845,375
                   Cash .....................................................................                            137,586
                   Receivables:
                     Interest ...............................................................     $    515,576
                     Beneficial interest sold ...............................................           72,393           587,969
                                                                                                  ------------
                   Prepaid expenses and other assets ........................................                              1,755
                                                                                                                    ------------
                   Total assets .............................................................                         53,572,685
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Dividends to shareholders ..............................................           51,886
                     Investment adviser .....................................................           23,396
                     Distributor ............................................................           15,357
                     Beneficial interest redeemed ...........................................            7,604            98,243
                                                                                                  ------------
                   Accrued expenses and other liabilities ...................................                             98,704
                                                                                                                    ------------
                   Total liabilities ........................................................                            196,947
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ...............................................................                       $ 53,375,738
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:        shares authorized ........................................................                       $    123,567
                   Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ........................................................                            367,143
                   Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ........................................................                             11,853
                   Class D Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ........................................................                             34,847
                   Paid-in capital in excess of par .........................................                         53,823,017
                   Accumulated realized capital losses on investments--net ..................                           (336,712)
                   Accumulated distributions in excess of realized capital gains--net .......                           (702,354)
                   Unrealized appreciation on investments--net ..............................                             54,377
                                                                                                                    ------------
                   Net assets ...............................................................                       $ 53,375,738
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $12,273,447 and 1,235,664 shares
                   of beneficial interest outstanding .......................................                       $       9.93
                                                                                                                    ============
                   Class B--Based on net assets of $36,467,721 and 3,671,433 shares
                   of beneficial interest outstanding .......................................                       $       9.93
                                                                                                                    ============
                   Class C--Based on net assets of $1,176,542 and 118,530 shares
                   of beneficial interest outstanding .......................................                       $       9.93
                                                                                                                    ============
                   Class D--Based on net assets of $3,458,028 and 348,471 shares
                   of beneficial interest outstanding .......................................                       $       9.92
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

Statement of Operations

                                                                                      For the Six Months Ended
                                                                                              January 31, 2000
--------------------------------------------------------------------------------------------------------------
Investment Income:    Interest and amortization of premium and discount earned                     $ 1,738,472
--------------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees ...............................     $   156,116
                      Account maintenance and distribution fees--Class B .....          99,369
                      Professional fees ......................................          36,093
                      Printing and shareholder reports .......................          21,595
                      Accounting services ....................................           7,901
                      Transfer agent fees--Class B ...........................           6,650
                      Registration fees ......................................           6,586
                      Pricing fees ...........................................           2,802
                      Account maintenance and distribution fees--Class C .....           2,758
                      Custodian fees .........................................           2,326
                      Trustees' fees and expenses ............................           1,980
                      Account maintenance fees--Class D ......................           1,936
                      Transfer agent fees--Class A ...........................           1,565
                      Transfer agent fees--Class D ...........................             496
                      Transfer agent fees--Class C ...........................             163
                      Other ..................................................           1,307
                                                                                   -----------
                      Total expenses .........................................                         349,643
                                                                                                   -----------
                      Investment income--net .................................                       1,388,829
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
Realized &            Realized loss on investments--net ......................                        (290,260)
Unrealized Loss on    Change in unrealized appreciation on investments--net ..                      (2,981,349)
Investments--Net:                                                                                  -----------
                      Net Decrease in Net Assets Resulting from Operations ...                     $(1,882,780)
                                                                                                   ===========
--------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

Statements of Changes in Net Assets

                                                                                                     For the Six         For the
                                                                                                     Months Ended       Year Ended
                                                                                                      January 31,        July 31,
Increase (Decrease) in Net Assets:                                                                       2000              1999
-----------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net .................................................     $  1,388,829      $  2,940,370
                        Realized gain (loss) on investments--net ...............................         (290,260)          453,831
                        Change in unrealized appreciation on investments--net ..................       (2,981,349)       (1,858,041)
                                                                                                     ------------      ------------
                        Net increase (decrease) in net assets resulting from operations ........       (1,882,780)        1,536,160
                                                                                                     ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends &             Investment income--net:
Distributions to          Class A ..............................................................         (322,106)         (656,919)
Shareholders:             Class B ..............................................................         (945,313)       (2,061,958)
                          Class C ..............................................................          (21,410)          (51,880)
                          Class D ..............................................................         (100,000)         (169,613)
                        Realized gain on investments--net:
                          Class A ..............................................................           (7,114)         (141,226)
                          Class B ..............................................................          (23,230)         (507,086)
                          Class C ..............................................................             (534)          (14,324)
                          Class D ..............................................................           (2,189)          (39,718)
                                                                                                     ------------      ------------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders ........................................................       (1,421,896)       (3,642,724)
                                                                                                     ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net decrease in net assets derived from beneficial interest transactions       (4,101,842)       (6,462,362)
Transactions:                                                                                        ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total decrease in net assets ...........................................       (7,406,518)       (8,568,926)
                        Beginning of period ....................................................       60,782,256        69,351,182
                                                                                                     ------------      ------------
                        End of period ..........................................................     $ 53,375,738      $ 60,782,256
                                                                                                     ============      ============
-----------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

Financial Highlights

                                                                                                 Class A
                                                                       --------------------------------------------------------
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended                 For the Year Ended July 31,
                                                                        Jan. 31,    -------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2000        1999         1998       1997        1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ...........   $ 10.53      $ 10.88     $ 10.87     $ 10.54     $ 10.46
Operating                                                              -------      -------     -------     -------     -------
Performance:        Investment income--net .........................       .27          .52         .55         .55         .54
                    Realized and unrealized gain (loss) on
                    investments--net ...............................      (.59)        (.24)        .01         .33         .08
                                                                       -------      -------     -------     -------     -------
                    Total from investment operations ...............      (.32)         .28         .56         .88         .62
                                                                       -------      -------     -------     -------     -------
                    Less dividends and distributions:
                      Investment income--net .......................      (.27)        (.52)       (.55)       (.55)       (.54)
                      Realized gain on investments--net ............      (.01)          --          --          --          --
                      In excess of realized gain on investments--net        --         (.11)         --          --          --
                                                                       -------      -------     -------     -------     -------
                    Total dividends and distributions ..............      (.28)        (.63)       (.55)       (.55)       (.54)
                                                                       -------      -------     -------     -------     -------
                    Net asset value, end of period .................   $  9.93      $ 10.53     $ 10.88     $ 10.87     $ 10.54
                                                                       =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .............     (3.11%)+      2.52%       5.25%       8.63%       6.04%
Return:**                                                              =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses .......................................       .85%*        .94%        .82%        .79%        .79%
Average                                                                =======      =======     =======     =======     =======
Net Assets:         Investment income--net .........................      5.22%*       4.77%       5.01%       5.21%       5.09%
                                                                       =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) .......   $12,273      $12,975     $13,875     $14,012     $14,988
Data:                                                                  =======      =======     =======     =======     =======
                    Portfolio turnover .............................     17.47%       25.16%      53.75%      29.68%      36.39%
                                                                       =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------

      *  Annualized.
      ** Total investment returns exclude the effects of sales charges. + Aggregate total investment return.

         See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

Financial Highlights (continued)

                                                                                                Class B
                                                                       --------------------------------------------------------
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended                 For the Year Ended July 31,
                                                                        Jan. 31,    -------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2000        1999         1998       1997        1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ...........   $ 10.53      $ 10.88     $ 10.87     $ 10.54     $ 10.46
Operating                                                              -------      -------     -------     -------     -------
Performance:        Investment income--net .........................       .24          .46         .49         .50         .49
                    Realized and unrealized gain (loss) on
                    investments--net ...............................      (.59)        (.24)        .01         .33         .08
                                                                       -------      -------     -------     -------     -------
                    Total from investment operations ...............      (.35)         .22         .50         .83         .57
                                                                       -------      -------     -------     -------     -------
                    Less dividends and distributions:
                      Investment income--net .......................      (.24)        (.46)       (.49)       (.50)       (.49)
                      Realized gain on investments--net ............      (.01)          --          --          --          --
                      In excess of realized gain on
                      investments--net .............................        --         (.11)         --          --          --
                                                                       -------      -------     -------     -------     -------
                    Total dividends and distributions ..............      (.25)        (.57)       (.49)       (.50)       (.49)
                                                                       -------      -------     -------     -------     -------
                    Net asset value, end of period .................   $  9.93      $ 10.53     $ 10.88     $ 10.87     $ 10.54
                                                                       =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .............     (3.36%)+      2.01%       4.71%       8.08%       5.49%
Return:**                                                              =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses .......................................      1.36%*       1.44%       1.32%       1.30%       1.30%
Average                                                                =======      =======     =======     =======     =======
Net Assets:         Investment income--net ........................       4.72%*       4.26%       4.50%       4.70%       4.59%
                                                                       =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) .......   $36,468      $42,758     $51,503     $58,282     $66,497
Data:                                                                  =======      =======     =======     =======     =======
                    Portfolio turnover .............................     17.47%       25.16%      53.75%      29.68%      36.39%
                                                                       =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

Financial Highlights (continued)

                                                                                                Class C
                                                                   -------------------------------------------------------------
                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended                 For the Year Ended July 31,
                                                                    Jan. 31,    ------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2000            1999       1998           1997       1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period ...   $   10.52      $   10.88   $   10.87     $   10.54   $   10.46
Operating                                                          ---------      ---------   ---------     ---------   ---------
Performance:            Investment income--net .................         .24            .45         .48           .49         .48
                        Realized and unrealized gain (loss) on
                        investments--net .......................        (.58)          (.25)        .01           .33         .08
                                                                   ---------      ---------   ---------     ---------   ---------
                        Total from investment operations .......        (.34)           .20         .49           .82         .56
                                                                   ---------      ---------   ---------     ---------   ---------
                        Less dividends and distributions:
                          Investment income--net ...............        (.24)          (.45)       (.48)         (.49)       (.48)
                          Realized gain on investments--net ....        (.01)            --          --            --          --
                          In excess of realized gain on
                          investments--net .....................          --           (.11)         --            --          --
                                                                   ---------      ---------   ---------     ---------   ---------
                        Total dividends and distributions ......        (.25)          (.56)       (.48)         (.49)       (.48)
                                                                   ---------      ---------   ---------     ---------   ---------
                        Net asset value, end of period .........   $    9.93      $   10.52   $   10.88     $   10.87   $   10.54
                                                                   =========      =========   =========     =========   =========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share .....       (3.31%)+        1.81%       4.61%         7.97%       5.38%
Return:**                                                          =========      =========   =========     =========   =========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to               Expenses ...............................        1.46%*         1.54%       1.42%         1.40%       1.40%
Average                                                            =========      =========   =========     =========   =========
Net Assets:             Investment income--net .................        4.61%*         4.16%       4.39%         4.59%       4.49%
                                                                   =========      =========   =========     =========   =========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands)   $   1,177      $     996   $   1,233     $     957   $   1,499
Data:                                                              =========      =========   =========     =========   =========
                        Portfolio turnover .....................       17.47%         25.16%      53.75%        29.68%      36.39%
                                                                   =========      =========   =========     =========   =========
--------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                               Class D
                                                                   -------------------------------------------------------------
                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended                 For the Year Ended July 31,
                                                                    Jan. 31,    ------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2000            1999       1998           1997       1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share               Net asset value, beginning of period ...   $   10.52      $   10.87   $   10.86     $   10.53   $  10.45
Operating                                                          ---------      ---------   ---------     ---------   --------
Performance:            Investment income--net .................         .26            .51         .54           .54        .53
                        Realized and unrealized gain (loss) on
                        investments--net .......................        (.59)          (.24)        .01           .33        .08
                                                                   ---------      ---------   ---------     ---------   --------
                        Total from investment operations .......        (.33)           .27         .55           .87        .61
                                                                   ---------      ---------   ---------     ---------   --------
                        Less dividends and distributions:
                          Investment income--net ...............        (.26)          (.51)       (.54)         (.54)      (.53)
                          Realized gain on investments--net ....        (.01)            --          --            --         --
                          In excess of realized gain on
                          investments--net .....................          --           (.11)         --            --         --
                                                                   ---------      ---------   ---------     ---------   --------
                        Total dividends and distributions ......        (.27)          (.62)       (.54)         (.54)      (.53)
                                                                   ---------      ---------   ---------     ---------   --------
                        Net asset value, end of period .........   $    9.92      $   10.52   $   10.87     $   10.86   $  10.53
                                                                   =========      =========   =========     =========   ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment        Based on net asset value per share .....       (3.16%)+        2.42%       5.14%         8.52%      5.93%
Return:**                                                          =========      =========   =========     =========   ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to               Expenses ...............................         .95%*         1.05%        .92%          .89%       .89%
Average                                                            =========      =========   =========     =========   ========
Net Assets:             Investment income--net .................        5.13%*         4.67%       4.90%         5.11%      5.01%
                                                                   =========      =========   =========     =========   ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental            Net assets, end of period (in thousands)   $   3,458      $   4,053   $   2,740     $   2,188   $  1,871
Data:                                                              =========      =========   =========     =========   ========
                        Portfolio turnover .....................       17.47%         25.16%      53.75%        29.68%     36.39%
                                                                   =========      =========   =========     =========   ========
--------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remain- ing maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a divi- sion of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B ..............................                 .25%              .25%
Class C ..............................                 .25%              .35%
Class D ..............................                 .10%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      MLFD                MLPF&S
--------------------------------------------------------------------------------
Class A ............................                $  170                $1,188
Class D ............................                $   97                $1,105
--------------------------------------------------------------------------------

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $23,305 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $7,976,460 and $12,027,446, respectively.

Net realized losses for the six months ended January 31, 2000 and net unrealized gains as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                   Losses               Gains
--------------------------------------------------------------------------------
Long-term investments ...............            $(290,260)          $  54,377
                                                 ---------           ---------
Total ...............................            $(290,260)          $  54,377
                                                 =========           =========
--------------------------------------------------------------------------------

As of January 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $54,377, of which $1,819,366 related to appreciated securities and $1,764,989 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $52,790,998.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $4,101,842 and $6,462,362 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended January 31, 2000                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            111,489         $ 1,117,577
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             17,499             177,662
                                                    -------         -----------
Total issued ...........................            128,988           1,295,239
Shares redeemed ........................           (125,883)         (1,283,460)
                                                    -------         -----------
Net increase ...........................              3,105         $    11,779
                                                    =======         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            141,504         $ 1,545,495
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             40,747             442,486
                                                    -------         -----------
Total issued ...........................            182,251           1,987,981
Shares redeemed ........................           (224,505)         (2,437,621)
                                                    -------         -----------
Net decrease ...........................            (42,254)        $  (449,640)
                                                    =======         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2000                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            124,851         $ 1,264,891
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             37,985             385,742
                                                   --------         -----------
Total issued ...........................            162,836           1,650,633
Automatic conversion
of shares ..............................             (7,679)            (78,939)
Shares redeemed ........................           (545,485)         (5,546,289)
                                                   --------         -----------
Net decrease ...........................           (390,328)        $(3,974,595)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            408,994         $ 4,460,737
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             97,485           1,059,041
                                                 ----------         -----------
Total issued ...........................            506,479           5,519,778
Automatic conversion of
shares .................................            (23,300)           (249,775)
Shares redeemed ........................         (1,153,120)        (12,542,400)
                                                 ----------         -----------
Net decrease ...........................           (669,941)        $(7,272,397)
                                                 ==========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 2000                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................             37,146         $   371,291
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              1,373              13,931

Total issued ...........................             38,519             385,222
Shares redeemed ........................            (14,687)           (151,204)
                                                     ------         -----------
Net increase ...........................             23,832         $   234,018
                                                     ======         ===========
--------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             21,966         $   240,344
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              3,430              37,216
                                                    -------         -----------
Total issued ...........................             25,396             277,560
Shares redeemed ........................            (44,016)           (474,152)
                                                    -------         -----------
Net decrease ...........................            (18,620)        $  (196,592)
                                                    =======         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 2000                              Shares             Amount
--------------------------------------------------------------------------------

Shares sold ............................             46,349         $   467,770
Automatic conversion
of shares ..............................              7,687              78,939
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              4,279              43,425
                                                    -------         -----------
Total issued ...........................             58,315             590,134
Shares redeemed ........................            (95,197)           (963,178)
                                                    -------         -----------
Net decrease ...........................            (36,882)        $  (373,044)
                                                    =======         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------

Shares sold ............................            133,894         $ 1,462,794
Automatic conversion
of shares ..............................             23,321             249,775
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              8,210              88,945
                                                    -------         -----------
Total issued ...........................            165,425           1,801,514
Shares redeemed ........................            (32,047)           (345,247)
                                                    -------         -----------
Net increase ...........................            133,378         $ 1,456,267
                                                    =======         ===========
--------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2000

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Trustee of Merrill Lynch Arizona Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arizona
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16238--1/00

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